UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 23, 2008 (July 22, 2008)
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

Mintflower Place
8 Par-La-Ville Road
Hamilton, HM08
Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On July 17, 2008, Nabors Industries, Inc. (the “Company”), a wholly owned subsidiary of Nabors Industries Ltd. (“Nabors”), and Nabors entered into a purchase agreement (the “Purchase Agreement”) under which the Company agreed to sell $400 million additional aggregate principal amount of its 6.15% Senior Notes due 2018 (the “Notes”) to Citigroup Global Markets Inc. and UBS Securities LLC (collectively, the “Initial Purchasers”). The Notes are fully and unconditionally guaranteed by Nabors. A copy of the Purchase Agreement is attached hereto as Exhibit 4.1, is incorporated herein by reference, and is hereby filed; the description of the Purchase Agreement in this report is a summary and is qualified in its entirety by the terms of the Purchase Agreement.
     The closing of the sale of the Notes occurred on July 22, 2008. The Company sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.
     The Notes are governed by and are issued as additional debt securities under an indenture, dated as of February 20, 2008 (the “Indenture”), among the Company, as issuer, Nabors, as guarantor, and Wells Fargo Bank, National Association, as trustee (the “Trustee”) pursuant to which the Company issued $575 million aggregate principal amount of its 6.15% Senior Notes due 2018 on February 20, 2008. A copy of the Indenture was previously filed as Exhibit 4.2 to Form 8-K filed on February 25, 2008, and is incorporated herein by reference; the descriptions of the Indenture and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture and Notes, respectively.
     In connection with the issuance of the Notes, on July 22, 2008, the Company, Nabors and the Initial Purchasers entered into a registration rights agreement (the “Registration Rights Agreement”) requiring the Company and Nabors to file a registration statement with the SEC to register an offer to exchange the Notes for registered notes with substantially identical terms, within 50 days. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2, is incorporated herein by reference, and is hereby filed; the description of the Registration Rights Agreement in this report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.
     The Notes will bear interest at a rate of 6.15% per year payable semiannually in arrears in cash on February 15 and August 15 of each year, beginning on August 15, 2008. The Notes will mature on February 15, 2018. The Notes were issued at an offering price of 97.192%, plus interest accrued from February 20, 2008.
     In the event of a Change of Control Triggering Event (as defined in the Indenture governing the Notes), the holders of the Notes may require the Company to purchase all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any. The Notes are redeemable in whole or in part at any time at the option of the Company at a redemption price, plus accrued and unpaid interest, as specified in the Indenture.

     The Notes will rank equal in right of payment to all of the Company’s other existing and future senior unsubordinated indebtedness. The Notes will rank senior in right of payment to all of the Company’s existing and future senior subordinated and subordinated indebtedness. Nabors’ guarantee of the Notes will be unsecured and will rank equal in right of payment to all of Nabors’ unsecured and unsubordinated indebtedness from time to time outstanding.
     The Company received net proceeds, before expenses, of $397,354,667 from the sale of the Notes on July 22, 2008.
Item 2.02 Results of Operations and Financial Condition.
     On July 22, 2008, (the Company) issued a press release announcing its results of operations for the three and six month periods ending June 30, 2008. A copy of that release is furnished herewith as Exhibit 99.1 in accordance with General Instruction B.2 to Form 8-K.
     The press release furnished as an exhibit to this report includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by the Company from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, the Company’s actual results may differ materially from those indicated or implied by such forward-looking statements.
     The Company also presented in the press release “non-GAAP” financial measures under Regulation G. The Company presented its adjusted income (loss) derived from operating activities for all periods presented in the release. The components of adjusted income (loss) derived from operating activities are computed by using amounts which are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Adjusted income (loss) derived from operating activities is computed by subtracting direct costs, general and administrative expenses, depreciation and amortization, and depletion expense from Operating revenues and then adding Earnings from unconsolidated affiliates. As part of our press release information we have provided a reconciliation of adjusted net income and adjusted income (loss) derived from operating activities to income before income taxes, which is its nearest comparable GAAP financial measure.
     The Company included its adjusted income (loss) derived from operating activities in the release because management evaluates the performance of our business units and the consolidated company based on several criteria, including adjusted income (loss) derived from operating activities, and because it believes this financial measure is an accurate reflection of the ongoing profitability of the Company. The Company included the adjusted net income number because management believes the non-GAAP financial measure to be more indicative of the Company’s on-going operating results and financial condition.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off—Balance Sheet Arrangement of a Registrant.
     On July 22, 2008, the Company issued $400 million aggregate principal amount of Notes.
     Additional terms and conditions are contained in Item 1.01 and are incorporated herein by reference.

Item 8.01 Other Events
     As part of its above-mentioned press release issued on July 22, 2008, Nabors announced completion of the placement by its wholly owned subsidiary, the Company, of $400 million additional aggregate principal amount of senior notes due 2018. A copy of the press release is attached hereto as Exhibit 99.1, is incorporated herein by reference, and is hereby filed.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

4.1	Purchase Agreement, dated July 17, 2008, among Nabors Industries, Inc., Nabors Industries Ltd., Citigroup Global Markets Inc. and UBS Securities LLC.

4.2	Registration Rights Agreement, dated as of July 22, 2008, among Nabors Industries, Inc., Nabors Industries Ltd., Citigroup Global Markets, Inc. and UBS Securities LLC.

99.1	Press Release issued by Nabors Industries Ltd. on July 22, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.
Date: July 23, 2008	By:	/s/ Mark Andrews
Mark Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Purchase Agreement, dated July 17, 2008, among Nabors Industries, Inc., Nabors Industries Ltd., Citigroup Global Markets Inc. and UBS Securities LLC.

4.2	Registration Rights Agreement, dated as of July 22, 2008, among Nabors Industries, Inc., Nabors Industries Ltd., Citigroup Global Markets, Inc. and UBS Securities LLC.

99.1	Press Release issued by Nabors Industries Ltd. on July 22, 2008.